Exhibit 10.1

AEROVATE THERAPEUTICS INC.

2018 EQUITY INCENTIVE PLAN

1.            Purpose and Eligibility. The purpose of this 2018 Equity Incentive Plan (the “Plan”) of AEROVATE THERAPEUTICS INC., a Delaware corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Affiliates, Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2.           Administration

a.            Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Award Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Award Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Award Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.            Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If so delegated, all references in the Plan to the “Board” shall mean such Committee or the Board.

c.            Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.             Stock Available for Awards.

a.            Number of Shares. Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is the Available Shares (as specified on the last page hereof). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.            Adjustment to Common Stock. Subject to Section 7, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of Available Shares and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. Any such adjustment to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards.

4.             Stock Options.

a.            General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by an Award Agreement, consisting of a Notice of Stock Option Award and Stock Option Award Terms (collectively, an “Award Agreement”).

b.            Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.            Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below) (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.           Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Award Agreement, provided, however, in no event may the per share exercise price of an Option be less than the Fair Market Value of the Common Stock on the date such Option is granted, except in accordance with Section 7. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

e.            Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the term of the Option shall be no longer than five (5) years from the date of grant.

f.            Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Award Agreement for the number of shares for which the Option is exercised.

g.          Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i.              by check payable to the order of the Company;

ii.             only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii.           to the extent explicitly provided in the applicable Award Agreement, by delivery of shares of Common Stock owned by the Participant valued at Fair Market Value;

iv.          by delivery of a promissory note of the Participant, with full recourse to the Participant, to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased); or

v.           payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Award Agreement, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h.         Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i.           Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, “Fair Market Value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5.             Restricted Stock

a.            Grants. The Board may grant Awards to Participants of restricted shares of Common Stock, subject to (i) delivery to the Company by the Participant of (a) a check in an amount at least equal to the par value of the shares purchased or (b) by delivery of a promissory note of the Participant, with full recourse to the Participant, to the Company; or (c) any other form of consideration acceptable to the Board in its sole discretion, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.           Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.             Other Stock-Based Awards.     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.             General Provisions Applicable to Awards.

a.            Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Stock Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Award Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.           Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.            Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.           Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Award Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.           Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.            Change of Control of the Company

i.              Unless otherwise expressly provided in the applicable Award Agreement or Restricted Stock Award or other Award, in connection with the occurrence of a Change of Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

A.            make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Award immediately preceding the Change of Control (as determined by the Board in its sole discretion);

B.            accelerate the date of exercise or vesting of such Award;

C.            permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation; or

D.            provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the Change of Control minus (ii) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control. The value of any such property shall be determined by the Board in its discretion.

E.            provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination will be effective if the Change of Control is not consummated.

F.            For the purpose of this Agreement, a “Change of Control” shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change of Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change of Control; and provided, further that the acquisition of 50% or more of the Voting Stock pursuant to a transaction, the primary purpose of which was to effect an equity financing of the Company, shall not constitute a Change of Control; or

(b) The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from the Merger (the “Resulting Corporation”) as a result of the individuals’ and entities’ shareholdings in the Company immediately prior to the consummation of the Merger and without regard to any of the individual’s and entities’ shareholdings in the Resulting Corporation immediately prior to the consummation of the Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

g.           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.           Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company, the acquisition by the Company of property or stock of an entity, a corporate transaction, within the meaning of Treasury Regulation 1.424-1(a)(3), involving the Company, or an Affiliate, Parent or Subsidiary, or as otherwise may be permitted by Section 409A of the Code, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

i.            Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(i) shall be made by the Company.

j.           Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k.            Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

l.            Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a Change of Control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

m.           Time of Granting Awards. The grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the grant, exercise or vesting of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

n.           Participation in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

8.             Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a Fair Market Value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9.             No Exercise of Option if Engagement or Employment Terminated for Cause. If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested. For purposes of this Section 9, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.           Miscellaneous.

a.            Definitions.

i.             “Affiliate” means any corporation or trade or business under common control with the Company, within the meaning of Section 414(c) of the Code, or in a controlled group of corporations with the Company, within the meaning of Section 414(b) of the Code.

ii.            “Common Stock” means the common stock, par value $0.0001, per share, of the Company.

iii.           “Company” means AEROVATE THERAPEUTICS INC. For purposes of eligibility under the Plan, shall include any Affiliate, Parent or Subsidiary of AEROVATE THERAPEUTICS INC. For purposes of Awards of Incentive Stock Options, the term “Company” shall include a Parent or Subsidiary, as determined on the date of an applicable Award. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

iv.           “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

v.             “Effective Date” means the date the Plan is adopted by the Company’s Board of Directors.

vi.            “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

vii.          “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

viii.          “Parent” means a parent corporation, as defined in Section 424(e) of the Code.

ix.            “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code.

b.          No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.           No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.          Compliance with Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any share subject to an Award up on any security exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way effect the date of termination of the Award. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes that a Option shall not be exercised until the shares of Common Stock covered by such Option are registered or exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned up on the effectiveness of such registration or availability of such an exemption.

e.          Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

f.           Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

g.           Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

Approvals

Original Plan:

Available Shares:	250,000
Adopted by the Board of Directors on:	August 3, 2018
Approved by the Stockholders on:	August 3, 2018

AEROVATE THERAPEUTICS INC.

2018 EQUITY INCENTIVE PLAN

RESTRICTED STOCK NOTICE

This Restricted Stock Notice (the “Notice”) incorporates herein by reference the Aerovate Therapeutics Inc. 2018 Equity Incentive Plan (the “Plan”) and the attached Restricted Stock Terms (together, the “Agreement).

Participant (the “Participant”)

[NAME]

Address:

_________________

_________________

Restricted Stock: In connection with Participant’s engagement with Aerovate Therapeutics Inc. (the “Company”) as an [TYPE OF ENGAGEMENT] (the “Engagement”), the Participant has been granted a right to purchase shares of common stock of the Company and hereby does agree to purchase such shares, subject to the terms and conditions of this Agreement, as follows:

Total Number of Shares (the “Restricted Shares”):	[SHARE #]	Purchase Price per Share	[PRICE PER SHARE]
Date of Purchase:	[DATE]	Aggregate Purchase Price	[TOTAL PRICE]
Vesting Commencement Date:	[VESTING DATE]

Vesting Schedule: The Participant’s right to retain the Restricted Shares shall vest and the Repurchase Right (as defined below) shall lapse according to the following schedule:

Number of Months (Years) from Vesting Commencement Date	% of Grant (or # of Shares) Vested

Vesting of the Restricted Shares shall cease upon the later to occur of the termination of (i) the Engagement, (ii) the Participant engagement as a consultant to the Company or (iii) the Participants engagement as an employee of the Company. Each of (i), (ii) and (iii) above a “Business Relationship.”

Participant	Company: AEROVATE THERAPEUTICS INC.

By
[NAME]		Name:
Title:

Residence Address

AEROVATE THERAPEUTICS INC.

RESTRICTED STOCK TERMS

ARTICLE 1.

1.1            Purchase of Shares. The Participant shall purchase on the Date of Purchase the Restricted Shares, subject to the terms and conditions set forth in this Agreement and the terms and conditions of the Aerovate Therapeutics Inc. 2018 Equity Incentive Plan, and at the purchase price per Restricted Share listed on the Notice. The aggregate purchase price for the Restricted Shares listed on the Notice shall be paid by the Participant in cash, or in the sole discretion of the Company, by the issuance of a promissory note in favor of the Company or its assigns indorsed by the Participant, by forgiveness of obligations owed to the Participant by the Company (provided that such forgiveness of such obligations must include a release of claims by the Participant against the Company with respect to such obligations), or in such other manner acceptable to the Company in its sole discretion. Upon receipt of the aggregate purchase price by the Company, the Company shall issue one or more certificates in the name of the Participant for the Restricted Shares. Participant understands and agrees that the Restricted Shares are subject to certain restrictions on transfer and voting, as set forth in the Bylaws of the Company.

1.2            Investment Representations. The Participant represents, warrants and covenants as follows:

(a)            The Participant is acquiring the Restricted Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Restricted Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities.

(b)            The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of an investment in the Company. The Participant acknowledges that certain of such information may be forward-looking and is therefore speculative and subject to known and unknown risks and uncertainties and other factors which may cause the actual performance of the Company to be materially and adversely different from any performance expressed or implied by such forward-looking statements.

(c)            The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in an investment in the Restricted Shares and to make an informed investment decision with respect to such investment.

(d)            The Participant can afford the complete loss of the value of the Restricted Shares and is able to bear the economic risk of holding such Restricted Shares for an indefinite period of time.

(e)            The Participant understands that (i) the Restricted Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Restricted Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available unless a public market then exists for the common stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Restricted Shares under the Securities Act or to create a public market for the Restricted Shares or its common stock.

ARTICLE 2.          COMPANY REPURCHASE RIGHT; RIGHT OF FIRST REFUSAL

2.1            Vesting.

(a)            On any given date, the Restricted Shares that have not vested in accordance with the schedule in the Notice (the “Schedule”) shall be referred to as the “Unvested Shares” and shall be subject to repurchase by the Company as provided herein (the “Repurchase Right”). On any given date, the Restricted Shares that shall have vested in accordance with the Schedule are referred to herein as the “Vested Shares”. Subject to the provisions of Section 2.1(b) hereof, in the event that the Business Relationship ceases for any reason or no reason or in the event of an Acquisition, the Company may repurchase (the “Repurchase Right”) from the Participant, (i) all or any portion of the Unvested Shares for the original purchase price indicated on the Notice (the “Issue Price”) and (ii) all or any portion of the Vested Shares for the then fair market value of such Vested Shares (as reasonably determined by the Company’s Board of Directors) (“Fair Market Value” and together with the Issue Price, the “Repurchase Price”). In no event shall the Repurchase Right obligate the Company to purchase from the Participant any Restricted Shares.

(b)            For purposes of this Agreement, a Business Relationship with the Company shall include a Business Relationship with an affiliate of the Company (i.e., any business organization controlling, controlled by, or under common control with, the Company).

2.2            Exercise of Repurchase Right and Closing.

(a)            The Company shall exercise the Repurchase Right by delivering or mailing to the Participant (or his estate), in accordance with Section 3.7, written notice of exercise within 90 days after the termination of the Relationship of the Participant with the Company.

(b)            Within 10 days after his receipt of the Company’s notice of the exercise of the Repurchase Right pursuant to subsection (a) above, the Participant (or his estate) shall tender to the Company at its principal offices the certificate or certificates, if applicable, representing the Restricted Shares which the Company has elected to purchase, duly endorsed in blank by the Participant or with duly executed stock powers attached thereto, all in form suitable for the transfer of such Restricted Shares to the Company after which the Company shall deliver to Participant the Repurchase Price.

(c)            After the time at which any Restricted Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Restricted Shares or permit the Participant to exercise any of the privileges or rights of a Participant with respect to such Restricted Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Restricted Shares.

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(d)            The Company shall not purchase any fraction of a Restricted Share upon exercise of the Repurchase Right, and any fraction of a Restricted Share resulting from a computation made pursuant to Section 2.1 of this Agreement shall be rounded to the nearest whole Restricted Share (with any one-half Restricted Share being rounded upward).

2.3            Restrictions on Transfer. The Participant shall not, during the term of this Agreement, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”), any of the Restricted Shares, or any interest therein; except Vested Shares may be transferred in compliance with Section 2.4 or 2.5 hereof.

2.4            Company’s Right of First Refusal.

(a)             Exercise of Right: If the Participant or any Authorized Transferee (the “Transferor”) desires to transfer all or any part of the Vested Shares to any person other than the Company (an “Offeror”) the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Transfer Notice”) to the Company setting forth the Participant’s desire to transfer such shares, which Transfer Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Transfer Notice, the Company shall have an assignable option to purchase any or all of such shares (the “Company Option Shares”) specified in the Transfer Notice, such option to be exercisable by giving, within 30 days after receipt of the Transfer Notice, a written counter-notice to the Transferor. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Participant shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

(b)            Sale of Company Option Shares to Offeror: The Transferor may, for 60 days after the expiration of the 30-day period during which the Company may give the counter-notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within 30 days of its receipt of the Transfer Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and provided, further, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Section 2.4. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 2.4.

(c)             Adjustments for Changes in Capital Structure: If there shall be any change in the common stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 2.4 shall apply with equal force to additional and/or substitute securities, if any, received by the Participant in exchange for, or by virtue of his or her ownership of, Company Option Shares.

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(d)            Expiration of Company’s Right of First Refusal: The first refusal rights of the Company set forth above shall remain in effect until such time, if ever, (i) as a distribution to the public is made of shares of the Company’s common stock pursuant to a registration statement filed under the Securities Act or a successor statute (a “Public Offering”), or (ii) as an Acquisition is consummated at which time the first refusal rights of the Company or any assignee set forth herein will automatically expire, provided however, that the Company’s Repurchase Right with respect to any Unvested Shares as set forth Section 2.1 shall remain in effect in connection with an Acquisition.

2.5            Authorized Transferees. Notwithstanding anything to the contrary set forth in Sections 2.3 and 2.4, but subject to the transfer restrictions of the Bylaws of the Company, the Participant may transfer Vested Shares to the following persons (hereinafter “Authorized Transferees”):

(a)            the Participant as the sole trustee of a trust revocable by the Participant alone;

(b)            a corporation of which the Participant owns, directly or indirectly, not less than a majority of the capital stock which is entitled to vote for the election of directors;

(c)            the Participant’s executor, administrator, guardian, conservator or other legal representative; or

(d)            the Participant’s spouse, or to any of his children or their issue (or to custodians for the benefit of minor children or issue) or transfers of Vested Shares of any such children to their issue (or custodians for the benefit of minor issue);

provided, that in any such case, the Authorized Transferee agrees in writing to be bound by the provisions of this Agreement.

2.6            Market “Stand-Off” Agreement. The Participant hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, such Participant shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by the Participant at any time during such period except shares included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements. The market “stand-off” agreement established pursuant to this Section 2.6 shall have perpetual duration.

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2.7            Transfers in Violation of Agreement. If any transfer of the Restricted Shares is made or attempted contrary to the provisions of this Agreement, the Company shall have the right to purchase the Restricted Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In the event that the Company elects to exercise its Repurchase Right or Right of First Refusal hereunder, it may do so by canceling the certificate(s) representing the Restricted Shares and depositing the purchase price, which shall be the Issue Price, in a bank account for the benefit of Participant, whereupon such Restricted Shares, as applicable, shall be, for all purposes, canceled and neither the Participant nor any transferee shall have any rights as one of its Participants with respect to such Restricted Shares for any purpose, including without limitation dividend and voting rights, until there has been compliance with all applicable provisions of this Agreement. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law).

2.8            Take-Along Agreement. If owners of more than 50% of the common stock of the Company (the “Majority Owners”) shall determine to sell or exchange (in a business combination or otherwise) their common stock to a third-party (“Proposed Transferee”), then upon the written request of the Majority Owners each Participant shall be obligated to and shall (i) sell, transfer and deliver to such Proposed Transferee the same percentage of the common stock as is being transferred by the Majority Owners, at the same price and upon the same terms, and (ii) if Participant approval is required, vote all common stock in favor of such transaction.

ARTICLE 3.          MISCELLANEOUS

3.1            Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of the Repurchase Right there is any stock split-up, stock dividend, stock distribution or other reclassification of the common stock of the Company, any and all new, substituted or additional securities to which the Participant is entitled by reason of his or her ownership of the Restricted Shares shall be immediately subject to the Repurchase Right, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Restricted Shares, and the Issue Price shall be appropriately adjusted.

3.2            Withholding Taxes.

(a)            The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Restricted Shares by the Participant.

(b)            If the Participant elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Restricted Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Restricted Shares and the fair market value of such Restricted Shares as of the date of the purchase of such Restricted Shares by the Participant.

3.3            No Rights to Relationship. Nothing contained in this Agreement shall be construed as giving the Participant any right to continue the Business Relationship.

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3.4            Waiver; Disposition of Stock. From time to time the Company may waive its rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made. All action to be taken by the Company hereunder shall be taken by vote of a majority of its disinterested members of the Board of Directors then in office. Any Restricted Shares which the Company has elected to purchase hereunder may be disposed of by the Board of Directors in such manner as it deems appropriate, with or without further restrictions upon the transfer thereof.

3.5            Restrictive Legends. All certificates representing Restricted Shares shall have affixed thereto legends in substantially the following form:

“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the Corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

3.6            Successors and Assigns; Assignment. This Agreement shall be binding upon the parties hereto and their heirs, representatives, successors and assigns. The Company may assign its rights hereunder either generally or from time to time.

3.7            Notices. All notices to a party hereto shall be in writing and shall be deemed to have been adequately given if delivered in person or if given by registered or certified mail, postage prepaid:

If to the Company:

Aerovate Therapeutics Inc.

20 Park Plaza, Suite 1200

Boston, MA 02116

Attention: President and Secretary

with a copy to:

Brown Rudnick LLP

One Financial Center

Boston, MA 02111

Attn: Michael J. Cohen, Esq.

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If to the Participant:         to the address on the Notice.

or to such other address as any party may from time to time designate for itself by notice in writing given to the other parties hereto.

3.8            Term and Termination. This Agreement (other than the provisions of Sections 2.4 through 2.7 hereof) shall remain in effect until the Repurchase Right and Right of First Refusal have expired under Sections 2.1 and 2.4 above.

3.9            Amendments. This Agreement may be amended or modified in whole or in part only by an instrument in writing signed by the Company and the Participant.

3.10          Entire Agreement. This Agreement constitutes the entire agreement between the parties, and all premises, representations, understandings, warranties and agreements with reference to the subject matter hereof have been expressed herein or in the documents incorporated herein by reference.

3.11          Applicable Law; Severability. This Agreement shall be governed by and construed and enforced in accordance with law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, that provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of that provision or any other provisions of this Agreement.

3.12          Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

3.13          Effect of Heading. Any table of contents, title of any article or section heading herein contained is for convenience or reference only and shall not affect the meaning of construction of any of the provisions hereof.

[END OF TERMS]

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AEROVATE THERAPEUTICS INC.

2018 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Unless otherwise defined herein, the terms defined in the 2018 Equity Incentive Plan shall have the same meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which is incorporated herein by reference (together, the “Award Agreement”).

Participant (the “Participant”)

«Name»

«Address»

Grant

The undersigned Participant has been granted an option to purchase Common Stock of Aerovate Therapeutics Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant	«Grant_Date»	Total Exercise Price	$«Total_Exercise_Price»

Vesting Commencement Date	«Vesting_Date»	Type of Option	☐ Incentive Stock Option

Exercise Price per Share	$«Exercise_Price»		☐ Nonstatutory Stock Option

Total Number of Shares Granted	«Shares_Granted»	Term/Expiration Date	«Expiration_Date»

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Number of Months (or years) after Vesting Commencement Date	% of Grant (or # of Shares) Vested

Vesting of this Option shall cease upon the complete termination of the Relationship of the Participant with the Company.

[Describe Acceleration upon Change of Control IF APPROPRIATE]

Participant	Aerovate Therapeutics Inc.

Signature	By

Print Name	Title

Residence Address

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AEROVATE THERAPEUTICS INC.

STOCK OPTION

AWARD TERMS

1.	Grant of Option. The Committee hereby grants to the Participant named in the Notice of Stock Option Award an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Award (the “Exercise Price”), and subject to the terms and conditions of the 2018 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Award as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d) or otherwise fails to satisfy the rules of Code Section 422, this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.             Exercise of Option.

i.	Right to Exercise. This Option may be exercised during its term in accordance with the Vesting Schedule set out on the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

ii.	Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), the Participant’s agreement to be subject to a right of first refusal with respect to Exercised Shares and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

3.	Termination. This Option shall be exercisable for three months after the Relationship ceases; provided, however, if the Relationship is terminated by the Company for cause, the Option shall terminate immediately. Upon Participant's death or Disability, this Option may be exercised for twelve (12) months after the Relationship ceases. In no event may Participant exercise this Option after the Term/Expiration Date as provided in the Notice of Stock Option Award. The “Relationship” shall mean the service relationship of the Participant, whether as an employee, officer, director, consultant, advisor, or otherwise, with the Company or its past, present, or future Affiliates, Parents or Subsidiaries, as applicable. For the avoidance of doubt, “Relationship” shall include any service relationship with Aerovate Therapeutics Inc.

4.	Participant's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) at the time this Option is exercised and as a condition of such exercise, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5.	Restrictions on Transfer. By executing this Award Agreement, the Participant acknowledges and agrees that as a condition to exercising this Option, the Shares acquired upon exercise of this Option shall be Shares subject to the terms and conditions of the Bylaws of the Company, which Bylaws impose transfer, voting and other restrictions on the Shares.

6.	Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7.	Take-Along Agreement. If owners of more than 50% of the common stock of the Company (the “Majority Owners”) shall determine to sell or exchange (in a business combination or otherwise) their common stock to a third-party (“Proposed Transferee”), then upon the written request of the Majority Owners each Participant shall be obligated to and shall (i) sell, transfer and deliver to such Proposed Transferee the same percentage of the Shares as is being transferred by the Majority Owners, at the same price and upon the same terms, and (ii) if Participant approval is required, vote all Shares in favor of such transaction.

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8.	Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

9.	Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

10.	Term of Option. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

11.	United States Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

i.	Exercise of ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

ii.	Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an employee or a former employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

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iii.	Disposition of Shares. In the case of a Nonstatutory Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the Incentive Stock Option Shares were held.

iv.	Notice of Disqualifying Disposition of Incentive Stock Option Shares. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

v.	Withholding. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option or the Shares issued upon exercise of this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes.

12.	Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

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13.	No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE RELATIONSHIP AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, this Award Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Plan, this Award Agreement and this Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Award Agreement or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated above.

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